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                                                                   Exhibit 10.29

                               AMENDMENT NUMBER 1
                                       TO
                       LEASE AGREEMENT DATED 19 MARCH 2003
                                     BETWEEN
                     MACEDO BUSINESS PARK II, LLC., LANDLORD
                                       AND
                           NOVADEL PHARMA INC., TENANT

         The parties hereto are parties to a Lease Agreement dated 19 March 2003 (the Lease). Pursuant to paragraph 34.1 of the Lease, the parties desire to amend the provisions thereof, as set forth below.

         The consideration for this amendment is the mutual undertakings contained herein.

         1. Notwithstanding the definition of "Commencement Date" as set forth in paragraph 1.2 of the Lease, the parties agree as follows.

         a. The Commencement Date for the accrual of Basic Rent for the Office and Lab (per paragraphs 1.1 A and B of the Lease) shall be July 1, 2003.

         b. The Commencement Date for the accrual of Basic Rent for the Warehouse (per paragraph 1.1 C of the Lease) shall be the earlier of (i) the issuance of a Certificate of Occupancy for such space by the Building Official of the Township of Raritan or (ii) November 1, 2003,

         2. Except as set forth above, all other provisions of the Lease remain unchanged.

         IN WITNESS WHEREOF, the parties have signed, sealed and delivered this document as of June _____ , 2003.

                                            MACEDO BUSINESS PARK II, LLC.



                                            By;
                                            ----------------------------------

                                            NOVADEL PHARMA INC.


                                            By;
                                            ----------------------------------




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